FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is dated May 28, 2004, and entered into by and among MMI PRODUCTS, INC., a Delaware corporation ("MMI"), MMI MANAGEMENT SERVICES LP, a Delaware limited partnership ("Partnership"), MMI MANAGEMENT INC., a Delaware corporation ("Management") (MMI, Partnership and Management being hereinafter individually and collectively referred to as "Existing Borrower"), IVY STEEL & WIRE, INC., a Delaware corporation f/k/a Structural Reinforcement Products, Inc. ("SRP") (Existing Borrower and SRP being hereinafter individually and collectively, unless the context otherwise requires, referred to as "Borrower"), FLEET CAPITAL CORPORATION, a Rhode Island corporation, successor by merger to Fleet Capital Corporation, a Connecticut corporation, formerly known as Shawmut Capital Corporation, a Connecticut corporation, successor in interest by assignment to Barclays Business Credit, Inc., a Connecticut corporation ("Fleet"), TRANSAMERICA BUSINESS CAPITAL CORPORATION, a Delaware corporation formerly known as Transamerica Business Credit Corporation ("Transamerica"), THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CIT") (Fleet, Transamerica and CIT are collectively referred to as "Lenders" or each individually a "Lender"), and Fleet, as collateral agent for Lenders ("Collateral Agent").

    Borrowers, Lenders and Collateral Agent have entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of October 30, 2001 (as amended from time to time, the "Loan Agreement").

    The parties hereto desire to amend the Loan Agreement and the other Loan Documents as further described below.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I.
Definitions

Section 1.01. Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

ARTICLE II.
Amendments

Section 2.01. Amendment of Section 1.1 of the Loan Agreement; Amendment of Certain Definitions. The following definitions contained in Section 1.1 of the Loan Agreement are hereby deleted in their entirety and the following shall be substituted in lieu thereof:

"Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:

(a) the Revolving Credit Commitment minus the aggregate undrawn portion of all Letters of Credit outstanding at such date; or

(b) an amount equal to:

(i) 85% (or such lesser percentage as Collateral Agent may, consistent with its usual and customary practices applied to borrowing base credits generally and, with the consent of Majority Lenders, determine from time to time) of the net amount of Eligible Accounts outstanding at such date;

PLUS

(ii) the lesser of (x) 55% (or such lesser percentage as Collateral Agent may, consistent with its usual and customary practices applied to borrowing base credits generally and, with the consent of Majority Lenders, determine from time to time) of the value of Eligible Inventory at such date consisting of raw materials, calculated on the basis of the lower of cost or market (as determined by Collateral Agent in its reasonable discretion) with the cost of raw materials calculated on a first-in-first-out or average cost basis, plus 55% (or such lesser percentage as Collateral Agent may, consistent with its usual and customary practices applied to borrowing base credits generally and, with the consent of Majority Lenders, determine from time to time) of the value of Eligible Inventory at such date consisting of finished goods, calculated on the basis of the lower of cost or market (as determined by Collateral Agent in its reasonable discretion) with the cost of finished goods calculated on a first-in-first-out or average cost basis, or (y) $80,000,000;

MINUS (subtract from the sum of

clauses (i) and (ii) above)

(iii) an amount equal to the sum of (x) the aggregate undrawn portion of all Letters of Credit outstanding at such date, and (y) any amounts which Collateral Agent or any Lender has paid pursuant to any of the Loan Documents for the account of Borrower, and which have not been repaid to Collateral Agent or such Lender, as the case may be.

For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which may, at Collateral Agent's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time."

"Permitted Business Acquisition - expenditures made and liabilities incurred for the acquisition by Borrower of all or substantially all of the assets of a Person or of a business unit of a Person engaged in the same or similar business as Borrower, but only if (a) Revolving Credit Availability exceeds $20,000,000 after giving effect to any such acquisition and (b) no Default or Event of Default exists either before or after giving effect to such acquisition."

"Revolving Credit Commitment - $150,000,000. Notwithstanding the foregoing, if the Revolving Credit Commitment is reduced by Borrower in accordance with Section 2.1(C) hereof, the Revolving Credit Commitment shall thereafter be an amount equal to the amount of the Revolving Credit Commitment, as reduced in accordance with Section 2.1(C) hereof."

"Revolving Credit Notes - collectively (a) the Tenth Amended and Restated Secured Promissory Note (Revolving), dated as of May 28, 2004, executed by Borrower in favor of Fleet, evidencing Borrower's indebtedness to Fleet for its Revolving Credit Percentage, (b) the Ninth Amended and Restated Secured Promissory Note (Revolving) dated as of May 28, 2004, executed by Borrower in favor of Transamerica evidencing Borrower's indebtedness to Transamerica for its Revolving Credit Percentage, and (c) the Amended and Restated Secured Promissory Note (Revolving) dated as of May 28, 2004, executed by Borrower in favor of CIT, evidencing Borrower's indebtedness to CIT for its Revolving Credit Percentage, each of which shall be in the form of Exhibit B attached hereto, as amended, renewed, modified, extended or restated from time to time."

"Solvent - as to any Person, such Person (a) except in the case of Parent, owns Property whose fair salable value is greater than the amount required to pay all of such Person's Indebtedness (including contingent debts), (b) is able to pay all of its Indebtedness as such Indebtedness matures, and (c) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage."

"Total Commitment Percentage - with respect to each Lender, the percentage set forth opposite the signature of such Lender on the signature pages to the Fourth Amendment."

Section 2.02. Amendment of Section 1.1 of the Loan Agreement; Addition of New Definition. The following definition is hereby added to Section 1.1 of the Loan Agreement, to be placed in Section 1.1 in its proper alphabetical order and to read as follows:

"Fourth Amendment-that certain Fourth Amendment to Second Amended and Restated Loan and Security Agreement dated as of May 28, 2004, by and among Borrower, Collateral Agent and Lenders."

Section 2.03. Correction of Section 2.10 and 2.11 of the Loan Agreement. The parties hereto acknowledge that Section 2.06 of the Second Amendment erroneously added a Section 2.10 to the Loan Agreement, which should have been numbered Section 2.11. For clarification, the parties agree that Sections 2.10 and 2.11 of the Loan Agreement shall read as follows, and Section 2.10 shall be deemed to have been added in the First Amendment, and Section 2.11 shall be deemed to have been added in the Second Amendment, in each case without amendment prior to, or in, this Amendment.

"2.10 Existing Borrower Obligations. Notwithstanding any other provision of the Notes or this Agreement to the contrary, it is hereby agreed that SRP is not assuming payment of the unpaid principal balance of the Obligations which were incurred by Existing Borrowers prior to December 30, 2002 pursuant to the Loan Documents (the "Existing Borrower Obligations"). However the parties hereto agree and acknowledge that the preceding sentence shall not (A) limit any contingent liability of SRP for payment of any of the Existing Borrower Obligations which arises pursuant to the Guaranty Agreement executed on December 30, 2002 by SRP, or (B) limit the Liens in favor of Lender granted by SRP against the assets of SRP as a result of SRP becoming an additional named "Borrower", which Liens shall secure payment of all Obligations arising in connection with this Agreement, whether arising prior to the date hereof and accordingly covered by the provisions of such Guaranty Agreement or whether currently existing or hereafter arising. For purposes of determining on or after the date hereof which Obligations outstanding constitute Existing Borrower Obligations, all payments received by Lender from any Existing Borrower on account of the Obligations shall be deemed to be applied first in payment of the Existing Borrower Obligations until such time as the Existing Borrower Obligations shall have been reduced to zero, and thereafter to the other Obligations as hereinafter set forth and unless Borrower indicates to the contrary in writing to Collateral Agent, all payments received by Collateral Agent through the Dominion Account shall be deemed to be payments received by Collateral Agent from Existing Borrowers.

2.11 Reallocation of Loans and Commitments. On the date of the Second Amendment, the "Revolving Credit Loans" held by each Existing Lender shall automatically, and without any action on the part of any Person, be deemed to be respectively Revolving Credit Loans under this Agreement, and each of the Lenders shall, by assignments from each Existing Lender (which assignments shall be deemed to occur automatically, and without the requirement for additional documentation, on the date of the Second Amendment), acquire a percentage equal to the Total Commitment Percentage of each Lender of the "Revolving Credit Loans" of each Existing Lender outstanding immediately prior to the date of the Second Amendment, and each of the Lenders shall, through the Collateral Agent, make such other adjustments among themselves as shall be necessary, so that after giving effect to such assignments and adjustments, the Lenders shall hold hereunder Revolving Credit Loans (including Revolving Credit Loans outstanding immediately prior to the date of the Second Amendment) in an amount not greater than such Lender's Revolving Credit Commitment."

Section 2.04. Amendment of Section 3.2(E) of the Loan Agreement. Section 3.2(E) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

"(E) Audit Fee and Audit/Appraisal Reimbursements. Borrower agrees to (i) pay Collateral Agent an audit fee of $750 per diem and (ii) reimburse Collateral Agent for all out-of-pocket costs and expenses incurred by Collateral Agent in connection with any audit or appraisal of Collateral, Borrower's books and records and such other matters as Collateral Agent shall deem appropriate. Any such audit and appraisal fees and out-of-pocket expenses shall be paid within thirty (30) days after the notification by Collateral Agent to Borrower of the completion of an audit and/or appraisal."

Section 2.05. Amendment of Section 4.10 of the Loan Agreement. Section 4.10 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

"4.10. Audits. Collateral Agent may, and at the request of any Lender shall, from time to time as is reasonable under the circumstances, and upon notification to Borrower, conduct audits of any and all Collateral and all the books and records of Borrower, and all fees, expenses and out-of-pocket costs of such audits by Collateral Agent shall be reimbursed by Borrower pursuant to Section 3.2(E) hereof. Prior to conducting an audit pursuant to this Section 4.10, Collateral Agent shall give each Lender five (5) Business Days' notice of the anticipated audit and each Lender shall have the option to accompany Collateral Agent at its own expense."

Section 2.06. Addition of Section 4.11 of the Loan Agreement. The Loan Agreement is hereby amended by adding the following Section 4.11 thereto:

"4.11. Appraisals. Collateral Agent may, and at the request of any Lender shall, conduct an appraisal (a) of the Inventory of Borrower annually, with the first appraisal being in process on or before June 30, 2004, (b) of the Inventory of Borrower up to two times in any twelve (12) month period following any month in which the average Revolving Credit Availability is less than $15,000,000; provided, however, no more than two appraisals in any twelve (12) month period may be conducted pursuant to this clause (b) regardless of the number of months in which the average Revolving Credit Availability is less than $15,000,000; and (c) of any Collateral at any time upon or after the occurrence, and during the continuance, of a Default or Event of Default which is not cured by Borrower or waived by Collateral Agent, Lenders and/or Majority Lenders, as applicable. All fees, expenses and out-of-pocket costs of such appraisals by Collateral Agent shall be reimbursed by Borrower pursuant to Section 3.2(E) hereof. Prior to conducting an appraisal pursuant to this Section 4.11, Collateral Agent shall give each Lender five (5) Business Days' notice of the anticipated appraisal and each Lender shall have the option to accompany Collateral Agent at its own expense."

Section 2.07. Amendment of Section 9.2(I) of the Loan Agreement. Section 9.2(I) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

"(I) Distributions. Declare or make, or permit any Subsidiary to declare or make (other than a Distribution by a wholly owned Subsidiary of Borrower to Borrower), any Distributions; provided, however, (i) Borrower may pay each fiscal year dividends to Parent in an amount equal to the amount required by Parent to pay, without duplication, federal, state and local income taxes for the prior fiscal year to the extent such income taxes are attributable to the income of Borrower for such prior fiscal year and quarterly tax payments for the current fiscal year to the extent such income taxes are attributable to the income of Borrower for such fiscal year (though in no event shall the amount of such cash dividends exceed the federal, state and local income taxes actually payable by Parent for such period), and (ii) Borrower may pay other dividends to Parent provided, that (a) no Default or Event of Default exists either before or after giving effect to such Distributions, (b) Revolving Credit Availability on the date of such Distribution exceeds $20,000,000 after giving effect to such Distribution, (c) the average Revolving Credit Availability for the three month period ending on the date of such Distribution exceeds $20,000,000 after giving effect to such Distribution, (d) after giving effect to such Distribution, Borrower has Excess Cash Flow of not less than $0.00 for the Applicable Test Period, (e) Borrower is current in the delivery of financial statements required by Section 9.1(J) hereof, and (f) Borrower has delivered to Collateral Agent a Distribution Compliance Certificate (a "Distribution Compliance Certificate") in the form of Exhibit V hereto, demonstrating that the preceding conditions have been met."

Section 2.08. Amendment of Section 13.10 of the Loan Agreement. Section 13.10 of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

"13.10. Notice. Except as otherwise expressly provided herein, all notices, requests and demands to or upon a party hereto shall be in writing, and shall be deemed to have been validly served, given or delivered (A) if sent by certified or registered mail against receipt, three (3) Business Days after deposit in the mail, postage prepaid, or, if earlier, when delivered against receipt, (B) if sent by telegraphic notice, when delivered to the telegraph company, or (C) if sent by any other method, upon actual delivery, in each case addressed as follows:

If to Collateral Agent: Fleet Capital Corporation

5950 Sherry Lane

Suite 300

Dallas, Texas 75225

Attention: Loan Administration Manager

w/ a courtesy copy to: Patton Boggs LLP

2001 Ross Avenue, Suite 3000

Dallas, Texas 75201

Attention: R. Jeffery Cole, Esq.

If to Borrower: MMI Products, Inc.

MMI Management Services LP

Ivy Steel & Wire, Inc.

400 N. Sam Houston Pkwy., E., Suite 1200

Houston, Texas 77060

Attention: President

MMI Management Inc.

231-A Lathrop Way

Sacramento, California 95815

Attention: President

w/a courtesy copy to: Weil, Gotshal & Manges LLP

100 Crescent Court, Suite 1300

Dallas, Texas 75201-6950

Attention: Michael A. Saslaw, Esq.

If to Lenders: Fleet Capital Corporation

5950 Sherry Lane

Suite 300

Dallas, Texas 75225

Attention: Loan Administration Manager

Transamerica Business Capital Corporation

c/o GE Corporate Financial Services

335 Madison Avenue, 11th Floor

New York, NY 10017

Attention: A. Jabbar Abdi

The CIT Group/Business Credit, Inc.

5420 LBJ Freeway, Suite 200

Dallas, Texas 75240
Attention: Regional Credit Manager
Facsimile No.: (972) 455-1090

or to such other address as each party may designate for itself by like notice given in accordance with this Section 13.10; provided, however, that any notice, request or demand to or upon Collateral Agent pursuant to Section 2.4 and Section 3.4 shall not be effective until received by Collateral Agent."

Section 2.09. Amendment to Exhibit B to Loan Agreement. A new Exhibit B is hereby added to the Loan Agreement in the form of Exhibit B attached hereto.

ARTICLE III.
Conditions Precedent

Section 3.01. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lenders:

      Collateral Agent shall have received on behalf of the Lenders, each in form and substance satisfactory to Collateral Agent, in its sole discretion:

        this Amendment, duly executed by each Borrower and Lenders;

        an Amended and Restated Revolving Credit Note payable to CIT in the amount of its portion of the Revolving Credit Commitment duly executed by each Borrower;

        a Tenth Amended and Restated Revolving Credit Note payable to Fleet in the amount of its portion of the Revolving Credit Commitment duly executed by each Borrower;

        a Ninth Amended and Restated Revolving Credit Note payable to Transamerica in the amount of its portion of the Revolving Credit Commitment duly executed by each Borrower;

        a General Certificate of each Borrower and Guarantor, (A) attaching a copy of any amendments to such Borrower's or Guarantor's constituent organizational documents since the date of the last delivery of a General Certificate for such entity, as applicable, (B) acknowledging that such Borrower's or Guarantor's, as applicable, Board of Directors has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by such Borrower or Guarantor of this Amendment and all Other Agreements to which such Borrower or Guarantor, as applicable, is or is to be a party, (C) providing the names of the officers of such Borrower or Guarantor authorized to sign this Amendment and each of the Other Agreements to which such Borrower or Guarantor is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers and (D) containing a representation as to such Borrower's or Guarantor's existence, good standing and/or authority to transact business in the state in which such Borrower or Guarantor was incorporated and in each other state in which such Borrower or Guarantor is required to be qualified;

        an Officer's Closing Certificate, executed by each Borrower, certifying that (a) the representations and warranties contained in the Loan Agreement and the Fourth Amendment are true and correct in all material respects on and as of the date hereof, (b) all conditions contained in the Loan Agreement required to be satisfied on or before the date of the Fourth Amendment have been complied with and presently are being complied with, and (c) no Default or Event of Default is currently in existence;

        the favorable, written opinion of Weil Gotshal & Manges LLP, counsel to each Borrower and each Guarantor, regarding each Borrower, each Guarantor, this Amendment and certain other Loan Documents, which opinion shall be acceptable to counsel to Collateral Agent;

        a consent, ratification and release executed by Guarantors, in form and substance satisfactory to Lenders; and

        such additional documents, instruments and information as Collateral Agent, Lenders or their legal counsel may request.

      The representations and warranties contained herein and in the Loan Agreement and the Other Agreements, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof, except to the extent that a particular representation or warranty by its terms expressly applies only to an earlier date.

      No Default or Event of Default shall have occurred and be continuing, unless such Event of Default has been specifically waived in writing by Lenders.

      All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Collateral Agent, Lenders and their legal counsel.

      ARTICLE IV.
      Limited Consent

      Borrower has informed Collateral Agent and Lenders that MMI intends to enter into a lease agreement (the "Merrill Lynch Lease") and a security agreement (the "Merrill Lynch Security Agreement"), with Merrill Lynch Capital, A Division of Merrill Lynch Business Financial Services Inc. ("Merrill Lynch"), pursuant to which Merrill Lynch will lease to MMI certain property. As security for the payment and performance of MMI under the Merrill Lynch Lease, MMI will grant to Merrill Lynch a security interest in real property, machinery and equipment located in Jacksonville, Florida (the "Merrill Lynch Lien") pursuant to the Merrill Lynch Security Agreement. Absent Collateral Agent's and Lenders' consent, the incurrence of the Indebtedness under the Merrill Lynch Lease (the "Merrill Lynch Indebtedness") would violate Section 9.2(C) of the Loan Agreement and the creation of the Merrill Lynch Lien would violate Section 9.2(G) of the Loan Agreement. Collateral Agent and Lenders hereby consent to the creation of the Merrill Lynch Lien; provided, that Collateral Agent shall have received fully executed copies of the following documents, each to be in form and substance satisfactory to Collateral Agent in its sole discretion: (a) the Merrill Lynch Lease, (b) the Merrill Lynch Security Agreement, (c) a subordination agreement by and between Merrill Lynch and Collateral Agent, (d) a mortgagee/beneficiary waiver, duly executed and notarized by Merrill Lynch, and (e) all other agreements, documents or instruments executed in connection with any of the foregoing documents or otherwise required by Collateral Agent. Furthermore, the undersigned hereby waive Borrower's compliance with any provision of the Loan Agreement or any other Loan Document, which, if enforced, would prohibit the incurrence of the Merrill Lynch Indebtedness and the creation of the Merrill Lynch Lien or constitute a Default or an Event of Default under the Loan Agreement or any other Loan Document solely as a result of the incurrence of the Merrill Lynch Indebtedness and the creation of the Merrill Lynch Lien. Except as specifically set forth above, nothing contained herein shall be construed as a waiver by Collateral Agent or Lenders of any covenant or provision of the Loan Agreement, the Other Agreements, this Amendment, or of any other contract or instrument among Borrowers, Collateral Agent and/or Lenders, and the failure of Collateral Agent or Lenders at any time or times hereafter to require strict performance by Borrowers of any provision thereof shall not waive, affect or diminish any right of Collateral Agent or Lenders to thereafter demand strict compliance therewith. Collateral Agent and Lenders hereby reserve all rights granted under the Loan Agreement, the Other Agreements, this Amendment and any other contract or instrument among Borrowers, Collateral Agent and Lenders.

      ARTICLE V.
      Ratifications, Representations and Warranties

      Section 5.01. Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Other Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Other Agreements are ratified and confirmed and shall continue in full force and effect. Borrowers, Collateral Agent and Lenders agree that the Loan Agreement and the Other Agreements, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

      Section 5.02. Representations and Warranties. Each Borrower hereby represents and warrants to Collateral Agent and Lenders that (a) the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate or other action on the part of such Borrower and will not violate the Certificate of Incorporation or Bylaws or other organizational documents of such Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date, except to the extent that a particular representation or warranty by its terms expressly applies only to an earlier date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Collateral Agent and Lenders; (d) such Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Other Agreements, as amended hereby; (e) this Amendment and the Loan Agreement as amended hereby constitute the legal, valid and binding obligations of Borrower, enforceable against each Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability; and (f) as of the date hereof, all information that has been made available to the Collateral Agent or any Lender by or on behalf of Borrower in connection with the transactions contemplated herein is, taken together, true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements were made.

      Section 5.03. Covenants. In addition to any covenants and agreements contained in the Loan Agreement, Borrower hereby agrees to deliver to Collateral Agent the documents and materials indicated below (each of which shall be in form and substance satisfactory to Collateral Agent, in its sole discretion), by the respective dates indicated below:

      a. within thirty (30) days after the date hereof, Borrower shall have delivered to Collateral Agent a current certificate of good standing for each Borrower and Guarantor issued by the Secretary of State where such Borrower or Guarantor is incorporated or organized, as applicable, and each state where required to be qualified to do business (to the extent that such jurisdiction provides certificates of good standing for such type of entity); and

      b. within sixty (60) days after the date hereof, Borrower shall have delivered to Collateral Agent:

        amendments to the mortgages/deeds of trust in favor of Collateral Agent and filed in the jurisdictions set forth below, in each case duly executed by Borrower, and copies of all filing receipts or acknowledgements issued by the appropriate governmental authorities evidencing the filing of such amendments:

          Boone County, Arkansas;

          Mohave County, Arizona;

          Los Angeles County, California;

          Broward County, Florida;

          Duval County, Florida;

          Hillsborough County, Florida;

          Elkhart County, Indiana;

          Baltimore County, Maryland;

          Hampden County, Massachusetts;

          Buchanan County, Missouri;

          Iredell County, North Carolina;

          Luzerne County, Pennsylvania;

          Harris County, Texas; and

          Tarrant County, Texas.

ii. endorsements to the mortgagee title policies, or new policies if so required, issued in respect of each of the jurisdictions where Collateral Agent and Lenders have mortgagee title policies issued in respect of the real estate properties of Borrower located in the following jurisdictions:

(A) Boone County, Arkansas;

(B) Mohave County, Arizona;

(C) Los Angeles County, California;

(D) Broward County, Florida;

(E) Duval County, Florida;

(F) Hillsborough County, Florida;

(G) Elkhart County, Indiana;

(H) Baltimore County, Maryland;

(I) Hampden County, Massachusetts;

(J) Buchanan County, Missouri;

(K) Iredell County, North Carolina;

(L) Luzerne County, Pennsylvania;

(M) Harris County, Texas; and

(N) Tarrant County, Texas.

iii. local counsel opinions regarding the real property located in each of the following states:

          Arkansas;

          Arizona;

          California;

          Florida;

          Indiana;

          Maryland;

          Massachusetts;

          Missouri;

          North Carolina;

          Pennsylvania; and

          Texas.

ARTICLE VI.
Miscellaneous Provisions

Section 6.01. Survival of Representations and Warranties; Ratification and Continuation of Loan Documents and Liens. All representations and warranties made in the Loan Agreement or any Other Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Agreements, and no investigation by Collateral Agent or Lenders or any closing shall affect the representations and warranties or the right of Collateral Agent or Lenders to rely upon them. Except for the specific amendments expressly set forth in this Amendment, the terms, provisions, conditions and covenants of the Loan Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Loan Agreement or any other Loan Document. As a material inducement to Collateral Agent and each Lender to agree to amend the Loan Agreement as set forth herein, each Borrower and each Guarantor hereby (i) acknowledge and confirm the continuing existence, validity and effectiveness of the Loan Documents to which they are parties, and the Liens granted under the Loan Documents, (ii) agree that the execution, delivery and performance of this Amendment shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Documents and Liens and (iii) acknowledge and agree that the Liens granted under the Loan Documents secure payment of the Obligations under the Loan Documents in the same priority as on the date such Liens were created and perfected (unless otherwise consented to in writing by all Lenders), and the performance and observance by each Borrower and each Guarantor of the covenants, agreements and conditions to be performed and observed by each under the Loan Agreement, as amended hereby.

Section 6.02. Reference to Loan Agreement. Each of the Loan Agreement and the Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Other Agreements to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

Section 6.03. Expenses of Collateral Agent and Lenders. As provided in the Loan Agreement, each Borrower agrees to pay on demand all costs and expenses incurred by Collateral Agent and Lenders in connection with the preparation, negotiation, and execution of this Amendment and the Other Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Collateral Agent's and Lenders' legal counsel, and all costs and expenses incurred by Collateral Agent and Lenders in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any Other Agreements, including, without limitation, the costs and fees of Collateral Agent's and Lenders' legal counsel.

Section 6.04. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 6.05. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Collateral Agent, Lenders and Borrowers and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Collateral Agent.

Section 6.06. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

Section 6.07. Effect of Waiver. No consent or waiver, express or implied, by Collateral Agent or Lenders to or for any breach of or deviation from any covenant or condition by Borrowers shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

Section 6.08. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 6.09. Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Section 6.10. Release. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM COLLATERAL AGENT OR LENDERS. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES COLLATERAL AGENT AND LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST COLLATERAL AGENT AND/OR LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

Section 6.11. Final Agreement. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT IN ACCORDANCE WITH SECTION 13.3 OF THE LOAN AGREEMENT.

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IN WITNESS WHEREOF, this Amendment has been executed on the date first above-written, to be effective upon satisfaction of the conditions set forth herein.

BORROWERS:

MMI PRODUCTS, INC.

By: /s/ Robert N. Tenczar

Name: Robert N. Tenczar

Title: Vice President - Finance

MMI MANAGEMENT SERVICES LP

By: MMI PRODUCTS, INC.,
its General Partner

By: /s/ Robert N. Tenczar

Name: Robert N. Tenczar

Title: Vice President - Finance

MMI MANAGEMENT INC.

By: /s/ David E. Kelly

Name: David E. Kelly

Title: President

IVY STEEL & WIRE, INC.

By: /s/ Robert N. Tenczar

Name: Robert N. Tenczar

Title: Secretary

COLLATERAL AGENT:

FLEET CAPITAL CORPORATION

as Collateral Agent

By: /s/ Hance VanBeber

Name: Hance VanBeber

Title: Senior Vice President

TOTAL COMMITMENT

PERCENTAGE ON CLOSING DATE LENDERS:

40.0% FLEET CAPITAL CORPORATION

By: /s/ Hance VanBeber

Name: Hance VanBeber

Title: Senior Vice President

30.0% TRANSAMERICA BUSINESS CAPITAL CORPORATION

By: /s/ J. Paul McDonnell

Name: J. Paul McDonnell

Title: Duly Authorized Signatory

30.0% THE CIT GROUP/BUSINESS CREDIT, INC.

 By: /s/ Kirk Wolverton

Name: Kirk Wolverton

Title: Vice President

AGGREGATE TOTAL

COMMITMENT PERCENTAGES: 100%

CONSENT, RATIFICATION AND RELEASE

Each of the undersigned, hereby consents to the terms of the within and foregoing Amendment, confirms and ratifies the terms of its guaranty agreement, and acknowledges that its guaranty agreement is in full force and effect, that it has no defense, counterclaim, set-off or any other claim to diminish its liability under such document, that its consent is not required to the effectiveness of the within and foregoing document, and that no consent by it is required for the effectiveness of any future amendment, modification, forbearance or other action with respect to the Loans, the Collateral, or any of the Other Agreements. EACH OF THE UNDERSIGNED HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES COLLATERAL AGENT AND LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE UNDERSIGNED MAY NOW OR HEREAFTER HAVE AGAINST COLLATERAL AGENT OR LENDERS, THEIR PREDECESSORS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

GUARANTORS:

MERCHANTS METALS HOLDING COMPANY

By: /s/ Robert N. Tenczar

Name: Robert N. Tenczar

Title: Vice President - Finance

MMI MANAGEMENT SERVICES LP

By: MMI PRODUCTS, INC.,
its General Partner

By: /s/ Robert N. Tenczar

Name: Robert N. Tenczar

Title: Vice President - Finance

MMI MANAGEMENT INC.

By: /s/ David E. Kelly

Name: David E. Kelly

Title: President

IVY STEEL & WIRE, INC.

By: /s/ Robert N. Tenczar

Name: Robert N. Tenczar

Title: Secretary